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                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated December 8, 1999 relating to the financial statements, which appears in Aastrom Biosciences, Inc.'s Current Report on Form 8-K dated December 10, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.




/s/ PriceWaterhouseCoopers
--------------------------
PRICEWATERHOUSECOOPERS LLP


Minneapolis, Minnesota
March 20, 2000